Exhibit 21

                              List of Subsidiaries

                                                   Jurisdiction
      Entity                                       of Formation
      ------                                       ------------

      Adgold Associates LLC                        New York
      Autolane Associates Limited Partnership      Connecticut
      Battin Associates                            Connecticut
      Camfex Associates Limited Partnership        Connecticut
      Caroldale Associates Limited Partnership     Connecticut
      Cenland Associates Limited Partnership       Connecticut
      Chader Associates LLC                        New York
      Conzar Manager LLC                           Connecticut
      Eastgar Associates Limited Partnership       Connecticut
      Gamma Associates Limited Partnership         Connecticut
      Gocar Associates Limited Partnership         Connecticut
      Guyon Associates Limited Partnership         Connecticut
      Harpard Associates Limited Partnership       Connecticut
      Jayal Associates Limited Partnership         Connecticut
      Jazar Associates LLC                         Connecticut
      Jess LLC                                     Delaware
      Marklane Associates Limited Partnership      Connecticut
      MLP Manager Corp.                            Delaware
      Naciv Manager LLC                            Connecticut
      Newkirk 21AT GP LLC                          Delaware
      Newkirk 21AT L.P.                            Delaware
      Newkirk Alake GP LLC                         Delaware
      Newkirk Alake L.P.                           Delaware
      Newkirk Albeau GP LLC                        Delaware
      Newkirk Albeau L.P.                          Delaware
      Newkirk Allia GP LLC                         Delaware
      Newkirk Allia L.P.                           Delaware
      Newkirk Altenn GP LLC                        Delaware
      Newkirk Altenn L.P.                          Delaware
      Newkirk Alwood GP LLC                        Delaware
      Newkirk Alwood L.P.                          Delaware
      Newkirk Asset Management LLC                 Delaware
      Newkirk Ateb GP LLC                          Delaware
      Newkirk Ateb L.P.                            Delaware
      Newkirk Avrem GP LLC                         Delaware
      Newkirk Avrem L.P.                           Delaware
      Newkirk Basot GP LLC                         Delaware
      Newkirk Basot L.P.                           Delaware
      Newkirk Bedcar GP LLC                        Delaware
      Newkirk Bedcar L.P.                          Delaware
      Newkirk Bethplain GP LLC                     Delaware
      Newkirk Bethplain L.P.                       Delaware
      Newkirk Bluff GP LLC                         Delaware


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

                                                   Jurisdiction
      Entity                                       of Formation
      ------                                       ------------

      Newkirk Bluff L.P.                           Delaware
      Newkirk Boford GP LLC                        Delaware
      Newkirk Boford L.P.                          Delaware
      Newkirk Bradall GP LLC                       Delaware
      Newkirk Bradall L.P.                         Delaware
      Newkirk Calane GP LLC                        Delaware
      Newkirk Calane L.P.                          Delaware
      Newkirk Calcraf GP LLC                       Delaware
      Newkirk Calcraf L.P.                         Delaware
      Newkirk Capital LLC                          Delaware
      Newkirk Carlane GP LLC                       Delaware
      Newkirk Carlane L.P.                         Delaware
      Newkirk Carolion GP LLC                      Delaware
      Newkirk Carolion L.P.                        Delaware
      Newkirk Clifmar GP LLC                       Delaware
      Newkirk Clifmar L.P.                         Delaware
      Newkirk Colane GP LLC                        Delaware
      Newkirk Colane L.P.                          Delaware
      Newkirk Crostex GP LLC                       Delaware
      Newkirk Crostex L.P.                         Delaware
      Newkirk Croydon GP LLC                       Delaware
      Newkirk Croydon L.P.                         Delaware
      Newkirk Dalhill GP LLC                       Delaware
      Newkirk Dalhill L.P.                         Delaware
      Newkirk Dautec GP LLC                        Delaware
      Newkirk Dautec L.P.                          Delaware
      Newkirk Daytower GP LLC                      Delaware
      Newkirk Daytower L.P.                        Delaware
      Newkirk Denport GP LLC                       Delaware
      Newkirk Denport L.P.                         Delaware
      Newkirk Denville GP LLC                      Delaware
      Newkirk Denville L.P.                        Delaware
      Newkirk Elport GP LLC                        Delaware
      Newkirk Elport L.P.                          Delaware
      Newkirk Elway GP LLC                         Delaware
      Newkirk Elway L.P.                           Delaware
      Newkirk Feddata GP LLC                       Delaware
      Newkirk Feddata L.P.                         Delaware
      Newkirk Finco LLC                            Delaware
      Newkirk Flamont GP LLC                       Delaware
      Newkirk Flamont L.P.                         Delaware
      Newkirk Gersant GP LLC                       Delaware
      Newkirk Gersant L.P.                         Delaware
      Newkirk GP Holding LLC                       Delaware
      Newkirk GP LLC                               Delaware
      Newkirk Hazelport GP LLC                     Delaware
      Newkirk Hazelport L.P.                       Delaware
      Newkirk Jackson St. GP LLC                   Delaware
      Newkirk Jackson St. L.P.                     Delaware


                                      E-2
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                                                   Jurisdiction
      Entity                                       of Formation
      ------                                       ------------

      Newkirk Jaclane GP LLC                       Delaware
      Newkirk Jaclane L.P.                         Delaware
      Newkirk Jacway GP LLC                        Delaware
      Newkirk Jacway L.P.                          Delaware
      Newkirk Jameslane GP LLC                     Delaware
      Newkirk Jameslane L.P.                       Delaware
      Newkirk JLE Way GP LLC                       Delaware
      Newkirk JLE Way L.P.                         Delaware
      Newkirk Johab GP LLC                         Delaware
      Newkirk Johab L.P.                           Delaware
      Newkirk JVF GP LLC                           Delaware
      Newkirk JVF L.P.                             Delaware
      Newkirk Kalan GP LLC                         Delaware
      Newkirk Kalan L.P.                           Delaware
      Newkirk Lando GP LLC                         Delaware
      Newkirk Lando L.P.                           Delaware
      Newkirk Lanmar GP LLC                        Delaware
      Newkirk Lanmar L.P.                          Delaware
      Newkirk Larloosa GP LLC                      Delaware
      Newkirk Larloosa L.P.                        Delaware
      Newkirk Leyden GP LLC                        Delaware
      Newkirk Leyden L.P.                          Delaware
      Newkirk Liroc GP LLC                         Delaware
      Newkirk Liroc L.P.                           Delaware
      Newkirk Lybster GP LLC                       Delaware
      Newkirk Lybster L.P.                         Delaware
      Newkirk Marbax GP LLC                        Delaware
      Newkirk Marbax L.P.                          Delaware
      Newkirk Martall GP LLC                       Delaware
      Newkirk Martall L.P.                         Delaware
      Newkirk Merday GP LLC                        Delaware
      Newkirk Merday L.P.                          Delaware
      Newkirk Mesa GP LLC                          Delaware
      Newkirk Mesa L.P.                            Delaware
      Newkirk Midlem GP LLC                        Delaware
      Newkirk Midlem L.P.                          Delaware
      Newkirk MLP Unit LLC                         Delaware
      Newkirk Montal GP LLC                        Delaware
      Newkirk Montal L.P.                          Delaware
      Newkirk Nevit GP LLC                         Delaware
      Newkirk Nevit L.P.                           Delaware
      Newkirk Newal GP LLC                         Delaware
      Newkirk Newal L.P.                           Delaware
      Newkirk Orper GP LLC                         Delaware
      Newkirk Orper L.P.                           Delaware
      Newkirk Pinmar GP LLC                        Delaware
      Newkirk Pinmar L.P.                          Delaware
      Newkirk Pinole GP LLC                        Delaware
      Newkirk Pinole L.P.                          Delaware


                                      E-3
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                                                   Jurisdiction
      Entity                                       of Formation
      ------                                       ------------

      Newkirk Plecar GP LLC                        Delaware
      Newkirk Plecar L.P.                          Delaware
      Newkirk Porto GP LLC                         Delaware
      Newkirk Porto L.P.                           Delaware
      Newkirk Renlake GP LLC                       Delaware
      Newkirk Renlake L.P.                         Delaware
      Newkirk Rotale GP LLC                        Delaware
      Newkirk Rotale L.P.                          Delaware
      Newkirk Sablemart GP LLC                     Delaware
      Newkirk Sablemart L.P.                       Delaware
      Newkirk Salistown GP LLC                     Delaware
      Newkirk Salistown L.P.                       Delaware
      Newkirk Sandnord GP LLC                      Delaware
      Newkirk Sandnord L.P.                        Delaware
      Newkirk Santex GP LLC                        Delaware
      Newkirk Santex L.P.                          Delaware
      Newkirk Scribe GP LLC                        Delaware
      Newkirk Scribe L.P.                          Delaware
      Newkirk Segair GP LLC                        Delaware
      Newkirk Segair L.P.                          Delaware
      Newkirk Seguine GP LLC                       Delaware
      Newkirk Seguine L.P.                         Delaware
      Newkirk Silward GP LLC                       Delaware
      Newkirk Silward L.P.                         Delaware
      Newkirk Simval GP LLC                        Delaware
      Newkirk Simval L.P.                          Delaware
      Newkirk Skoob GP LLC                         Delaware
      Newkirk Skoob L.P.                           Delaware
      Newkirk Spokmont GP LLC                      Delaware
      Newkirk Spokmont L.P.                        Delaware
      Newkirk Statmont GP LLC                      Delaware
      Newkirk Statmont L.P.                        Delaware
      Newkirk Sunway GP LLC                        Delaware
      Newkirk Sunway L.P.                          Delaware
      Newkirk Supergar GP LLC                      Delaware
      Newkirk Supergar L.P.                        Delaware
      Newkirk Superline GP LLC                     Delaware
      Newkirk Superline L.P.                       Delaware
      Newkirk Superwest GP LLC                     Delaware
      Newkirk Superwest L.P.                       Delaware
      Newkirk Suteret GP LLC                       Delaware
      Newkirk Suteret L.P.                         Delaware
      Newkirk Syrcar GP LLC                        Delaware
      Newkirk Syrcar L.P.                          Delaware
      Newkirk Texford GP LLC                       Delaware
      Newkirk Texford L.P.                         Delaware
      Newkirk Vegpow GP LLC                        Delaware
      Newkirk Vegpow L.P.                          Delaware
      Newkirk Vegrouge GP LLC                      Delaware
      Newkirk Vegrouge L.P.                        Delaware


                                      E-4
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                                                   Jurisdiction
      Entity                                       of Formation
      ------                                       ------------

      Newkirk Vengar GP LLC                        Delaware
      Newkirk Vengar L.P.                          Delaware
      Newkirk Walando GP LLC                       Delaware
      Newkirk Walando L.P.                         Delaware
      Newkirk Walcreek GP LLC                      Delaware
      Newkirk Walcreek L.P.                        Delaware
      Newkirk Walmad GP LLC                        Delaware
      Newkirk Walmad L.P.                          Delaware
      Newkirk Walstaff GP LLC                      Delaware
      Newkirk Walstaff L.P.                        Delaware
      Newkirk Washtex GP LLC                       Delaware
      Newkirk Washtex L.P.                         Delaware
      Newkirk Wybanco GP LLC                       Delaware
      Newkirk Wybanco L.P.                         Delaware
      Newzar Associates LLC                        Connecticut
      NK First Loan E Certificate LLC              Delaware
      NK First Loan F Certificate LLC              Delaware
      NK First Loan G Certificate LLC              Delaware
      NK-Cenland GP LLC                            Delaware
      NK-Cenland Loan, L.P.                        Delaware
      NK-Cenland LP LLC                            Delaware
      NK-Dautec GP LLC                             Delaware
      NK-Dautec Loan L.P.                          Delaware
      NK-Leasehold II LLC                          Delaware
      NK-Leyden GP LLC                             Delaware
      NK-Leyden Loan, L.P.                         Delaware
      NK-Remainder Interest LLC                    Delaware
      Nozar Associates                             Connecticut
      Razar Group LLC                              Connecticut
      Razar Manager LLC                            Connecticut
      Renex Associates Limited Partnership         Connecticut
      Sajos Associates Limited Partnership         Connecticut
      Sanzar Associates                            Connecticut
      Sanzar Manager LLC                           Connecticut
      Skikid LLC                                   Delaware
      Sue LLC                                      Delaware
      Taber Associates Limited Partnership         Connecticut
      Waldrest Associates Limited Partnership      Connecticut


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